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                                                                   RSPAB 9/10/99

                                                                   EXHIBIT 10.45

                                              CONFIDENTIAL MATERIALS OMITTED AND
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                                                     ASTERISKS DENOTE OMISSIONS.




As of August 16, 1999

Ms. Kathryn Creech
President and CEO
VitaminShoppe.com
4700 West Side Ave.
North Bergen, NJ  07407

Dear Kathryn:

This letter provides an understanding of the scope of the services (the "Services") to be performed by Sapient Corporation ("Sapient") solely during the Concept and Design phase (the "Concept and Design Phase") of Sapient's performance of designing and developing the VitaminShoppe.com and VitaminBuzz.com Web sites (the "Project") for VitaminShoppe.com, Inc. ("VitaminShoppe.com"). The Concept and Design Phase of the Project shall commence on Monday August 9, 1999 and end on Friday October 22, 1999, unless extended by Sapient and VitaminShoppe.com.

The deliverables (the "Deliverables") to be delivered by Sapient to VitaminShoppe.com during and by the end of the Concept and Design Phase are set forth on Schedule A attached hereto. For the Services VitaminShoppe.com shall pay Sapient $[*****](the "Concept and Design Phase Fee"), plus reasonable actual out-of-pocket expenses. The Concept and Design Phase Fee will be paid according to the following schedule:


8/23/99                     [*****]%                      $[*****]
9/20/99                     [*****]%                      $[*****]
11/1/99                     [*****]%                      $[*****]

Such out-of-pocket expenses will be billed at the end of the Concept Phase and again at the end of the Design Phase with payment due 30 days from receipt of invoice by VitaminShoppe.com. Sapient will not bill VitaminShoppe.com for travel and lodging expenses incurred by resources dedicated solely to the back end integration team.

Within three business days of the last day of the Concept and Design Phase, Sapient shall deliver to VitaminShoppe.com a good faith estimate for the cost of the Project. Within 10 days following the receipt of such estimate, VitaminShoppe.com shall deliver written notice to Sapient which notice shall state whether VitaminShoppe.com wishes to continue with the Project or not to continue with the Project. If VitaminShoppe.com decides to continue with the Project at such time, the parties shall enter into a Web Site Development Agreement to set forth the
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terms and conditions for the balance of the Project, and the Concept and Design
Phase Fee, together with the $[*****] already paid by VitaminShopppe.com to Sapient in connection with the Project, shall be credited towards the total fee for the Project. If VitaminShoppe.com decides not to continue with the Project at such time, Sapient shall have no further obligation to provide additional services to VitaminShoppe.com in connection with the Project beyond the Services and VitaminShoppe.com shall have no further obligation to pay Sapient any consideration in connection with the Project beyond the Concept and Design Phase Fee and the out-of-pocket expenses set forth herein, provided, however, that each party shall remain bound by the terms and conditions of the confidentiality provisions and its representations, warranties and covenants contained in this letter agreement.

Each party agrees to hold in confidence and not disclose (except on a confidential basis to its employees or agents who are working on the Project and who are bound to preserve the confidentiality thereof) any Proprietary Information of the other to any third party. "Proprietary Information" shall mean all information, knowledge and data possessed by either party, including without limitation trade secrets, information designated as confidential which is not publicly available, methodologies, systems, processes, inventions, algorithms, procedures, techniques, work approaches and tangible manifestations of Proprietary Information (including the reports to be delivered to VitaminShoppe.com by Sapient at the conclusion of the Concept and Design Phase), as well as any information VitaminShoppe.com obtains regarding any of Sapient's clients. Without in any way limiting the foregoing, all information delivered by VitaminShoppe.com to Sapient during the Concept and Design Phase, or otherwise in connection with the Project, shall be deemed "Proprietary Information" under, and shall be subject to, the terms and conditions of the Confidential Disclosure Agreement dated as of July 12, 1999 between VitaminShoppe.com and Sapient, the terms and conditions of which are incorporated herein by reference.

The Sapient team will be defined during the later stages of the Concept and Design Phase, provided, however, that the following Sapient staff will be allocated to the Project:


Jon Frey - Delivery Director (part time)
Lindsey Mosby - User Experience Team Lead (part time)
Mark Berler - Director of Architecture (part time)
Casey Hanback - Project Manager
Ram Prabhala - Lead Technical Architect

Sapient may not re-assign any of the above, or any of the other Sapient team members working on the Project, from the Project without the written consent of VitaminShoppe.com. Such consent shall not be unreasonably withheld.

Sapient and VitaminShoppe.com each agree and represent that Sapient is an independent contractor and is not VitaminShoppe.com's agent, legal representative, joint venturer, partner or


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employee for state or federal tax purposes or for any other purposes whatsoever
(and will not hold itself out as such), except in connection with providing the Services in accordance with the terms of this letter agreement, and that Sapient and its employees are not entitled to any VitaminShoppe.com employee benefits. Notwithstanding anything to the contrary which may be set forth or implied herein, Sapient has no authority to make or enter into any obligations, express or implied, on behalf of VitaminShoppe.com or enter into contracts on behalf of, bind or otherwise obligate VitaminShoppe.com in any manner whatsoever. Sapient shall be responsible for all withholding and taxes by any government authority on the compensation paid to Sapient by VitaminShoppe.com. Sapient shall make clear in all agreements with its employees and independent contractors that they are being employed directly by Sapient, and that Sapient is acting individually and not as agent of VitaminShoppe.com in its employment of these individuals.

VitaminShoppe.com is retaining Sapient in reliance upon Sapient's representations that it will use its best efforts, skills, judgment and abilities to provide the Services in a professional manner consistent with VitaminShoppe.com policies, as set forth in VitaminShoppe.com's policy manuals and/or handbooks, if any, written copies of which have been provided to Sapient, or such other policies as may be conveyed in writing by VitaminShoppe.com to Sapient, and shall devote such time as is reasonably necessary to such duties.

Sapient acknowledges and agrees that all deliverables ("Work Product") created, developed or provided by Sapient to VitaminShoppe.com during the Concept and Design Phase, or otherwise in connection with the Project, shall be deemed "work made for hire" for the benefit of VitaminShoppe.com. All rights, title and interest to all Work Product, including all copyrights and all intellectual property rights pertaining thereto, shall be held by VitaminShoppe.com.

To the extent that title to any such Work Product may not, by operation of law, vest in VitaminShoppe.com or such Work Product may not be considered "works made for hire," all right, title and interest therein are hereby irrevocably assigned by Sapient to VitaminShoppe.com. Sapient agrees to execute all necessary documentation for the assignment or registration of copyright to secure VitaminShoppe.com's rights to any and all Work Product. Notwithstanding the foregoing, Sapient shall retain all rights, title and interest to any methodologies, concepts, work approaches, know-how and techniques, software programs, user interface (UI) conventions, UI design patterns and any other consulting, design or development tools which Sapient either developed prior to the commencement of the Project or which Sapient develops during the course of the Project but which are developed either at Sapient's cost or not in connection with the Project (collectively, the "Sapient Materials"). Sapient hereby grants VitaminShoppe.com a perpetual, worldwide, royalty free right and license to use the Sapient Materials in connection with the use and operation of the VitaminShoppe.com and VitaminBuzz.com web sites, which license may be transferred to any entity which purchases substantially all of the business and/or assets of VitaminShoppe.com or which purchases either the VitaminShoppe.com or VitaminBuzz.com Web sites. Sapient shall be free to use for any purpose the Residuals resulting from its work on the Project. The term "Residuals" means


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information in intangible form, which may be retained by persons working on the engagement, including ideas, concepts, know-how, and techniques contained therein and which do not contain and of VitaminShoppe.com's proprietary information.

Sapient agrees that upon termination of this Agreement any materials provided by VitaminShoppe.com to Sapient shall remain VitaminShoppe.com property and any Work Product that is in progress and not complete shall be transferred to VitaminShoppe.com, and Sapient shall return all such materials to VitaminShoppe.com.

Each party represents and warrants that it has the authority to enter into this letter and to perform its obligations hereunder, and Sapient represents and warrants that its original Work Product produced in connection with the Services performed hereunder and the Work Product hereunder shall not violate any rights of any person, including but not limited to trademark, copyright, privacy, or proprietary rights, provided that Sapient shall have no liability to VitaminShoppe.com under this Agreement to the extent that any infringement or claim thereof is based upon (i) the combination, operation or use of a Deliverable in combination with equipment or software not supplied, approved or recommended by Sapient hereunder where the Deliverable would not itself be infringing, (ii) compliance with designs, specifications or instructions provided to Sapient by VitaminShoppe.com, (iii) use of a Deliverable in an application or environment for which it was not designed or not contemplated under this Agreement, or (iv) modifications of a Deliverable by anyone other than Sapient or not approved by Sapient where the unmodified version of the Deliverable would not be infringing.

THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THOSE CONCERNING MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND NO REPRESENTATION OR STATEMENT NOT EXPRESSLY CONTAINED IN THIS AGREEMENT AND ANY WORK STATEMENT WILL BE BINDING ON SAPIENT AS A WARRANTY.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof. This letter agreement constitutes the entire agreement of the parties hereto with respect to the Concept and Design Phase of the Project and supersedes any and all prior agreement, written and oral, with respect thereto. No change, amendment or modification of any provision hereof shall be valid unless set forth in a written instrument signed by both parties. This letter agreement may be executed in any number of counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument. This letter agreement and the provisions hereof shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their successors and permitted assigns; provided, however, that neither party may assign its rights or obligations hereunder, in whole or in part, without the other party's written consent, except that a party's rights and obligation hereunder may be transferred to a successor of all or substantially all of the business and assets of the party regardless of how the transaction or series


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of related transactions is structured, provided, that the successor party agrees to be bound by all of the terms and conditions hereof.

To the extent that the terms and conditions set forth in Schedule A contradict those set forth in this letter agreement, the terms and conditions of this letter agreement shall govern.

If you are in agreement with these arrangements, please sign one copy of this letter agreement and return it to us in the enclosed stamped self-addressed envelope. We very much appreciate the opportunity to serve VitaminShoppe.com.

 Best Regards,



Alex Kormushoff
Vice President


Agreed:

VITAMINSHOPPE.COM, INC.


By:/S/ KATHRYN H. CREECH
   ______________________
   Name:   KATHRYN H. CREECH
   Title:  PRESIDENT AND CHIEF EXECUTIVE OFFICER


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[*****]

VISUAL DESIGN CONCEPTS

-         [*****]
INFORMATION ARCHITECTURE CONCEPTS

-         [*****]
CONTENT STRATEGY CONCEPTS

-         [*****]
INTERACTIVITY AND USABILITY MODELS

-         [*****]
BRAND STRATEGY

-         [*****]
-         [*****]
-         [*****]
[*****]
TEST, STAGING AND PRODUCTION SYSTEM CONFIGURATION SPECIFICATION

-         [*****]
-         [*****]
DEVELOPMENT MEDIUM ( SCRIPTING, LANGUAGE, ETC.) RECOMMENDATIONS

LEGACY INTERFACE DESIGN

HOSTING OPTIONS

SCOPE REFINEMENT

[*****]
INTEGRATED PROTOTYPE

-        [*****]
[*****]
SYSTEM AND PACKAGE INTERFACE SPECIFICATION


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FRONT END  - TO MIDDLE TIER INTERFACE

MIDDLE-TIER TO BACK-END INTERFACE

BACK-END TO LEGACY INTERFACES

DRILL DOWN INTERFACES FOR EACH OF THE COMPONENTS IN THE THREE TIERS

ARCHITECTURE MODELS AND DOCUMENTATION ( MID LEVEL DETAIL)

CLASS DIAGRAMS

OBJECT DIAGRAMS

INTERACTION DIAGRAMS

DATA MODEL

USE CASES AND SCENARIOS FOR THE VARIOUS PROCESSES

TEST PLANS

IMPLEMENTATION PROJECT PLAN


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